Exhibit 99.1

MEDIA CONTACT: J.T. Eger	INVESTOR CONTACT: Cynthia Hiponia and Alice Kousoum
(408) 831-4247	(408) 831-4100
jt@gigamon.com	IR@gigamon.com

Gigamon Reports Third Quarter 2014 Financial Results

Santa Clara, CALIF., October 23, 2014 – Gigamon® Inc. (NYSE:GIMO), a leader in traffic visibility solutions with the innovative Visibility Fabric™ architecture, today released financial results for the third quarter ended September 27, 2014.

Third Quarter Fiscal 2014 Financial Highlights:

•	Revenues were $39.3 million, up 13% from the second quarter of fiscal 2014 and up 1% year-over-year.

•	GAAP net loss was $3.0 million, or $0.09 per diluted share, compared to GAAP net income of $1.5 million, or $0.05 per diluted share, in the prior-year period.

•	Non-GAAP net income was $1.2 million, or $0.04 per diluted share, compared to non-GAAP net income of $5.7 million, or $0.18 per diluted share, in the prior-year period.

“We are pleased to have delivered sequential revenue growth of 13% and returned to non-GAAP profitability in the third quarter,” said Paul Hooper, chief executive officer of Gigamon. “We achieved solid performance in our Enterprise business, generated strong revenue from North America, and continued to see solid demand for our GigaSMART portfolio. We believe these results reflect a stabilization of our business, and we remain focused on bringing our business back to stronger growth rates as we continue to improve execution across our operations.”

Recent Business Highlights:

•	Expanded the GigaVUE-HC2 portfolio with inline modules addressing the security market, and a module that combines GigaSMART and connectivity features.

•	Collaborated with VMware to extend our visibility portfolio to offer a comprehensive visibility solution for the VMware NSX platform.

•	Received the Network World Asia Award for our Visibility Fabric in the Networking and Monitoring Traffic category.

•	Appointed Helmut Wilke as the senior vice president of worldwide sales.

Conference Call Information:

Gigamon will host an investor conference call and live webcast today at 5:00 p.m. ET (2:00 p.m. PT) to discuss its financial results for the third quarter ended September 27, 2014. To access the conference call, dial 888-417-8516, using conference code 8150271. Callers outside the U.S. and Canada should dial 719-325-2354, using conference code 8150271. A replay of the conference call will be available through Thursday, October 30, 2014. To access the replay, please dial 888-203-1112 and enter pass code 8150271. Callers outside the U.S. and Canada should dial 719-457-0820 and enter pass code 8150271. The live webcast will be accessible on Gigamon’s investor relations website at http://investor.gigamon.com and will be archived and available on this site for twelve months.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures that exclude stock-based compensation and related payroll taxes and a valuation allowance against deferred tax assets. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Gigamon considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company’s management for that purpose. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.

Legal Notice Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue”

or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our expectations regarding the evolution of our marketplace, our growth rates, demand for our product portfolio and goals for our Unified Visibility Fabric architecture. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products; our ability to retain existing customers and generate new customers; the market for network traffic visibility solutions not continuing to develop; competition from other products and services; and general market, political, economic and business conditions. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the period ended June 28, 2014. The forward-looking statements in this press release are based on information available to Gigamon as of the date hereof, and Gigamon disclaims any obligation to update any forward-looking statements, except as required by law.

About the Visibility Fabric architecture

At Gigamon we realized that delivering the visibility essential to manage, analyze and secure the complex system that is the IT infrastructure requires a new approach. With millions of traffic flows across thousands of endpoints, visibility needs to be pervasive, intelligent and dynamic. Using our patented, unique technology, we created an innovative new approach for delivering this visibility called the Visibility Fabric architecture. This new approach is intelligent and versatile in its ability to enable visibility into the network. For more information visit http://www.gigamon.com/traffic-visibility-fabric.

About Gigamon

Gigamon provides an intelligent Visibility Fabric™ architecture for enterprises, data centers and service providers around the globe. Gigamon’s technology empowers infrastructure architects, managers and operators with pervasive and dynamic intelligent visibility of traffic across both physical and virtual environments without affecting the performance or stability of the production network. Through patented technologies and centralized management, the Gigamon GigaVUE portfolio of high availability and high density products intelligently delivers the appropriate network traffic to management, analysis, compliance and security tools. Since 2004 Gigamon has been designing and building traffic visibility products, and its solutions are deployed globally across vertical markets including over half of the Fortune 100 and many government and federal agencies. www.gigamon.com

Gigamon Inc.

Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 27,	September 28,	September 27,	September 28,
	2014	2013	2014	2013
Revenue:
Product	$26,180	$29,146	$68,804	$70,019
Service	13,088	9,840	37,075	27,189

Total revenue	39,268	38,986	105,879	97,208
Cost of revenue:
Product	7,396	6,789	20,682	18,457
Service	1,601	993	4,725	3,557

Cost of revenue	8,997	7,782	25,407	22,014

Gross profit	30,271	31,204	80,472	75,194
Operating expenses:
Research and development	10,086	8,958	31,884	31,726
Sales and marketing	17,948	15,485	55,676	54,020
General and administrative	5,217	4,696	15,668	20,893

Total operating expenses	33,251	29,139	103,228	106,639

(Loss) income from operations	(2,980)	2,065	(22,756)	(31,445)
Other income (expense):
Interest income	82	32	216	35
Other income (expense), net	(28)	(52)	(63)	(77)

(Loss) income before income taxes	(2,926)	2,045	(22,603)	(31,487)
Income tax (expense) benefit	(66)	(502)	(21,093)	22,038

Net (loss) income	(2,992)	1,543	(43,696)	(9,449)

Accretion of preferred stock	—	—	—	(1,088)
Loss attributable to preferred stock holders	—	—	—	1,107

Net (loss) income to common stock holders	$(2,992)	$1,543	$(43,696)	$(9,430)

Net (loss) income per share attributable to common stock holders:
Basic and Diluted	$(0.09)	$0.05	$(1.36)	$(0.42)

Weighted-average number of shares used in per share amounts:
Basic	32,354	30,933	32,028	22,529

Diluted	32,354	32,554	32,028	22,529

Gigamon Inc.

Consolidated Balance Sheets

(In thousands)

(unaudited)

	September 27,	December 28,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$27,053	$79,908
Short-term investments	107,030	58,242
Accounts receivable, net	19,569	24,528
Inventories, net	6,763	1,484
Deferred tax assets	—	3,574
Prepaid expenses and other current assets	7,020	5,606

Total current assets	167,435	173,342
Property and equipment, net	8,070	4,389
Deferred tax assets, non-current	12	17,315
Other assets	458	471

Total assets	$175,975	$195,517

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,895	$1,405
Accrued liabilities	15,266	22,401
Deferred revenue	38,432	37,592
Gigamon LLC members’ distribution payable	—	476

Total current liabilities	56,593	61,874
Deferred revenue, non-current	10,956	9,884
Other liabilities	1,717	321
Stockholders’ equity:
Common stock	3	3
Treasury stock	(12,469)	(12,469)
Additional paid in capital	171,773	144,810
Accumulated other comprehensive income	27	23
Accumulated deficit	(52,625)	(8,929)

Total stockholders’ equity	106,709	123,438

Total liabilities and stockholders’ equity	$175,975	$195,517

Gigamon Inc.

Consolidated Statements of Cash Flows

(In thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 27,	September 28,	September 27,	September 28,
	2014	2013	2014	2013
Operating activities:
Net (loss) income	$(2,992)	$1,543	$(43,696)	$(9,449)
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	1,473	766	3,710	1,964
Stock-based compensation expense	4,738	7,067	18,635	25,357
Deferred income taxes	—	401	20,877	(22,182)
Inventory write-down	351	183	2,936	645
Loss on disposal of fixed assets	—	—	—	14
Changes in operating assets and liabilities:
Accounts receivable, net	(2,282)	(9,127)	4,959	(6,358)
Inventories	488	2,175	(7,596)	3,071
Prepaid expenses and other assets	(1,087)	(2,499)	(2,184)	(2,269)
Accounts payable	(1,860)	(1,558)	1,489	(1,643)
Accrued and other liabilities	(1,294)	(17,615)	(5,911)	1,770
Deferred revenue	1,345	4,644	1,912	10,125

Net cash (used in) provided by operating activities	(1,120)	(14,020)	(4,869)	1,045
Investing activities:
Purchases of short-term investments	(11,447)	(40,342)	(72,091)	(40,342)
Proceeds from sales of short-term investments	—	—	2,000	—
Proceeds from maturities of short-term investments	8,095	—	21,507	—
Purchases of property and equipment	(2,368)	(626)	(7,100)	(2,826)

Net cash used in investing activities	(5,720)	(40,968)	(55,684)	(43,168)
Financing activities:
Proceeds from employee stock purchase plan	2,015	—	5,878	—
Proceeds from exercise of stock options, net	1,344	100	4,915	111
Proceeds from initial public offering, net of costs	—	(1,677)	(8)	95,391
Shares repurchased for tax withholdings on vesting of restricted stock units and other exercises	(389)	—	(2,611)	—
Distribution of income to Gigamon LLC members	—	100	(476)	(6,997)

Net cash provided by (used in) financing activities	2,970	(1,477)	7,698	88,505
Net (decrease) increase in cash and cash equivalents	(3,870)	(56,465)	(52,855)	46,382
Cash and cash equivalents at beginning of period	30,923	121,522	79,908	18,675

Cash and cash equivalents at end of period	$27,053	$65,057	$27,053	$65,057

Gigamon Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except percentages)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 27,	September 28,	September 27,	September 28,
	2014	2013	2014	2013
Revenue	$39,268	$38,986	$105,879	$97,208
Reconciliation of Gross Profit and Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
GAAP gross profit	$30,271	$31,204	$80,472	$75,194
Stock-based compensation expense	444	340	1,363	3,049
Stock-based compensation related payroll taxes	2	—	61	—
Performance unit plan compensation expense	—	—	—	353

Non-GAAP gross profit	$30,717	$31,544	$81,896	$78,596

GAAP gross margin	77%	80%	76%	77%
Non-GAAP gross margin	78%	81%	77%	81%
Reconciliation of Operating (Loss) Income and Operating Margin to Non-GAAP Operating Income (Loss) and Non-GAAP Operating Margin:
GAAP operating (loss) income	$(2,980)	$2,065	$(22,756)	$(31,445)
Stock-based compensation expense	4,738	7,067	18,635	25,357
Stock-based compensation related payroll taxes	41	—	798	—
Performance unit plan compensation expense	—	—	—	20,371

Non-GAAP operating income (loss)	$1,799	$9,132	$(3,323)	$14,283

Reconciliation of Net (Loss) Income Attributable To Common Stockholders to Non-GAAP Net Income (Loss):
GAAP net (loss) income attributable to common stock holders	$(2,992)	$1,543	$(43,696)	$(9,430)
Stock-based compensation expense	4,738	7,067	18,635	25,357
Stock-based compensation related payroll taxes	41	—	798	—
Accretion of preferred stock	—	—	—	1,088
Loss attributable to preferred stock holders	—	—	—	(1,107)
Performance unit plan compensation expense	—	—	—	20,371
Tax benefit upon conversion of LLC to a C Corporation	—	—	—	14,811
Income tax effect of Non-GAAP adjustments	(604)	(2,872)	22,080	(41,167)

Non-GAAP net income (loss)	$1,183	$5,738	$(2,183)	$9,923

Gigamon Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

(In thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 27,	September 28,	September 27,	September 28,
	2014	2013	2014	2013
Reconciliation of Diluted Net (Loss) Income per Share to Non-GAAP Diluted Net Income (Loss) per Share:
GAAP diluted net (loss) income per share	$(0.09)	$0.05	$(1.36)	$(0.42)
Stock-based compensation expense	0.15	0.22	0.58	1.13
Stock-based compensation related payroll taxes	—	—	0.02	—
Accretion of preferred stock	—	—	—	0.05
Loss attributable to preferred stock holders	—	—	—	(0.05)
Performance unit plan compensation expense	—	—	—	0.90
Tax benefit upon conversion of LLC to a C corporation	—	—	—	0.66
Income tax effect on non-GAAP adjustments	(0.02)	(0.09)	0.69	(1.83)
Impact of difference in number of GAAP and non-GAAP diluted shares	—	—	—	(0.10)

Non-GAAP diluted net income (loss) per share	$0.04	$0.18	$(0.07)	$0.34

Reconciliation of Diluted Weighted-Average Number of Shares to Non-GAAP Diluted Weighted-Average Number of Shares:
GAAP diluted weighted-average number of shares	32,354	32,554	32,028	22,529
Dilutive impact due to stock-based compensation	898	223	—	6,288

Non-GAAP diluted weighted-average number of shares	33,252	32,777	32,028	28,817

Reconciliation of GAAP to Non-GAAP Consolidated Statements of Operations

For the Three and Nine Months Ended September 27, 2014 and September 28, 2013

(In thousands, except per share amounts and percentages)

(unaudited)

(In thousands)	Three Months Ended September 27, 2014			Three Months Ended September 28, 2013			Nine Months Ended September 27, 2014			Nine Months Ended September 28, 2013
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Revenue:
Product	$26,180	$—	$26,180	$29,146	$—	$29,146	$68,804	$—	$68,804	$70,019	$—	$70,019
Service	13,088	—	13,088	9,840	—	9,840	37,075	—	37,075	27,189	—	27,189

Total revenue	39,268	—	39,268	38,986	—	38,986	105,879	—	105,879	97,208	—	97,208
Cost of revenue:
Product (1) (3)	7,396	(288)	7,108	6,789	(129)	6,660	20,682	(829)	19,853	18,457	(2,093)	16,364
Service (1) (3)	1,601	(158)	1,443	993	(211)	782	4,725	(595)	4,130	3,557	(1,309)	2,248

	8,997	(446)	8,551	7,782	(340)	7,442	25,407	(1,424)	23,983	22,014	(3,402)	18,612

Gross profit	30,271	446	30,717	31,204	340	31,544	80,472	1,424	81,896	75,194	3,402	78,596

Product Gross Margin	72%		73%	77%		77%	70%		71%	74%		77%
Service Gross Margin	88%		89%	90%		92%	87%		89%	87%		92%
Total Gross Margin	77%		78%	80%		81%	76%		77%	77%		81%
Operating expenses:
Research and development (1) (3)	10,086	(1,288)	8,798	8,958	(2,468)	6,490	31,884	(6,335)	25,549	31,726	(14,034)	17,692
Sales and marketing (1) (3)	17,948	(1,095)	16,853	15,485	(2,735)	12,750	55,676	(6,501)	49,175	54,020	(16,418)	37,602
General and administrative (1) (3)	5,217	(1,950)	3,267	4,696	(1,524)	3,172	15,668	(5,173)	10,495	20,893	(11,874)	9,019

Total operating expenses	33,251	(4,333)	28,918	29,139	(6,727)	22,412	103,228	(18,009)	85,219	106,639	(42,326)	64,313

(Loss) income from operations	(2,980)	4,779	1,799	2,065	7,067	9,132	(22,756)	19,433	(3,323)	(31,445)	45,728	14,283

Other income (expense):
Interest income	82	—	82	32	—	32	216	—	216	35	—	35
Other expense, net	(28)	—	(28)	(52)	—	(52)	(63)	—	(63)	(77)	—	(77)

(Loss) income before income taxes	(2,926)	4,779	1,853	2,045	7,067	9,112	(22,603)	19,433	(3,170)	(31,487)	45,728	14,241
Income tax (expense) benefit (2) (4) (5)	(66)	(604)	(670)	(502)	(2,872)	(3,374)	(21,093)	22,080	987	22,038	(26,356)	(4,318)

Net (loss) income	(2,992)	4,175	1,183	1,543	4,195	5,738	(43,696)	41,513	(2,183)	(9,449)	19,372	9,923

Accretion of preferred stock	—	—	—	—	—	—	—	—	—	(1,088)	1,088	—
Loss attributable to preferred stock holders	—	—	—	—	—	—	—	—	—	1,107	(1,107)	—

Net (loss) income to common stock holders	$(2,992)	$4,175	$1,183	$1,543	$4,195	$5,738	$(43,696)	$41,513	$(2,183)	$(9,430)	$19,353	$9,923

Net (loss) income per share attributable to common stockholders:
Basic	$(0.09)	$0.13	$0.04	$0.05	$0.14	$0.19	$(1.36)	$1.29	$(0.07)	$(0.42)	$0.86	$0.44

Diluted	$(0.09)	$0.13	$0.04	$0.05	$0.13	$0.18	$(1.36)	$1.29	$(0.07)	$(0.42)	$0.76	$0.34

Weighted-average number of shares used in per share amounts:
Basic	32,354	—	32,354	30,933	—	30,933	32,028	—	32,028	22,529	—	22,529

Diluted	32,354	898	33,252	32,554	223	32,777	32,028	—	32,028	22,529	6,288	28,817

Notes:

(1)	Includes stock-based compensation expense and related payroll taxes in the three and nine months ended September 27, 2014 and September 28, 2013.
(2)	Includes income tax effect on non-GAAP adjustments in the three and nine months ended September 27, 2014 and September 28, 2013.
(3)	Includes performance unit plan compensation related expenses in the nine months ended September 28, 2013.
(4)	Amount for the nine months ended September 28, 2013 includes tax benefit recorded upon the conversion from an LLC to a C Corporation on May 31, 2013.
(5)	Amount for the nine months ended September 27, 2014 includes establishment of valuation allowance against the deferred tax asset .